UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

 COMPANIES

Investment Company Act file number_811-21357

_Franklin Limited Duration Income Trust

(Exact name of registrant as specified in charter)

_One Franklin Parkway, San Mateo, CA 94403-1906

Address of principal executive offices)        (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: (650) 312-2000

Date of fiscal year end: 3/31

Date of reporting period: 3/31/15

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON
INVESTMENTS

Annual Report
March 31, 2015

Franklin Limited Duration Income Trust

Formerly, Franklin Templeton Limited Duration Income Trust

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/14. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Annual Report
Franklin Limited Duration
Income Trust	1
Performance Summary	6
Annual Shareholders’ Meeting	7
Dividend Reinvestment Plan	8
Financial Highlights and
Statement of Investments	10
Financial Statements	25
Notes to Financial Statements	28
Report of Independent Registered
Public Accounting Firm	36
Tax Information	37
Board Members and Officers	38
Shareholder Information	43

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Portfolio Breakdown

Based on Total Investments as of 3/31/15*

*Total investments include long-term and short-term investments and exclude preferred stock issued by the Fund and other financial leverage. **Includes collateralized loan obligations.

***Rounds to less than 0.1% of net assets.

The U.S. Federal Reserve Board (Fed) ended its bond buying program in October 2014, based on its view that underlying economic strength could support ongoing progress in labor market conditions. Although the Fed had repeatedly stated that it could be patient with regard to raising interest rates, toward period-end, the Fed removed the word “patient” from its monetary policy guidance. It added, however, that it might keep interest rates lower than what it viewed as normal.

The 10-year Treasury yield, which moves inversely to price, declined from 2.73% at the start of the period to 1.94% by period-end, as investors sought less risky assets given concerns about the crisis in Ukraine, Greece’s debt negotiations and relatively weak economic growth in Europe and Japan, as well as less robust growth in China. Near period-end, soft domestic data and the Fed’s cautious tone on raising interest rates also supported bond prices.

Investment Strategy

We invest in a diversified mix of fixed income securities, primarily high yield corporate bonds, senior secured floating rate corporate loans, and mortgage- and other asset-backed securities. Our top-down analysis of macroeconomic trends combined with a bottom-up fundamental analysis of market sectors, industries and issuers drives our investment process. We seek to maintain a limited duration, or interest rate sensitivity, to moderate the impact that fluctuating interest rates might have on the Fund’s fixed income portfolio. Within the corporate bond and corporate loan sectors, we seek securities trading at reasonable valuations from issuers with characteristics such as strong market positions, stable cash flows, reasonable capital structures, supportive asset values, strong sponsorship and improving credit fundamentals. In the mortgage- and other asset-backed securities sector, we look to capture an attractive income stream and total return through our analysis of security prepayment assumptions, potential pricing inefficiencies and underlying collateral characteristics.

Dividend Distributions*

4/1/14–3/31/15

Dividend per
Month	Common Share (cents)
April	7.3
May	7.3
June**	6.2
July	6.2
August	6.2
September	6.2
October***	—
November***	12.4
December†	12.2
January	6.2
February	6.2
March	6.2
Total	82.6

*All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**The decline in the distribution reflects a change in the tax treatment of certain security transactions.

***No distributions were paid in October. The Fund paid two distributions in November 2014.

†Includes an additional 6.00 cent per share distribution to meet excise tax requirements.

Manager’s Discussion

Performance of the Fund’s primary asset classes was positive over the annual review, although results between the individual asset classes varied fairly widely. The U.S. economy experienced robust growth, rebounding from severe winter weather in early 2014 and then moderating for the remainder of the Fund’s fiscal year. With increasing evidence that the economy

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was on a path of sustainable growth, the market turned its focus to expectations that the Fed would eventually raise short-term interest rates, although most market participants did not expect any such increase to be imminent. Meanwhile, Europe was moving in the other direction, implementing its own version of quantitative easing in response to continued sluggish growth in European economies. One result of these divergent policy paths among major developed economies was that the U.S. dollar strengthened against the euro, which in turn contributed to commodity price weakness. Crude oil in particular suffered a sharp price decline, falling from around $100 per barrel to below $50 as the strong dollar combined with oil oversupply sent prices plunging. Lower commodity prices along with less robust growth in China and moderate U.S. economic growth helped keep inflation subdued, leading to a fairly steady decline in U.S. Treasury yields over the course of the Fund’s fiscal year.

The various factors discussed above had different impacts on financial markets in general and on the Fund’s asset classes in particular. The broader stock market, as measured by the Standard & Poor’s® 500 Index, returned +12.73% over the 12-month period, while the yield on the 10-year U.S. Treasury fell.2 Mortgage-backed securities, as measured by the Barclays U.S. Mortgage-Backed Securities (MBS) Index, returned +5.53%, benefiting from the general decline in interest rates.2 Leveraged loans returned +2.83% as measured by the Credit Suisse (CS) Leveraged Loan Index (LLI), while high yield corporate bonds, which were more exposed to the fall in oil prices, returned a below-coupon +1.39% as measured by the CS High Yield Index.3 Over the course of the year, we added to our position in high yield corporate bonds as valuations declined in the fall, an allocation shift that was funded in part by reducing our leveraged loan exposure. Our exposure to mortgage-backed securities remained relatively unchanged.

High Yield Corporate Bonds

High yield corporate bonds were buffeted by several periods of investor outflows, as well as by a meaningful exposure to the energy sector, which suffered due to lower oil and natural gas prices. Energy was the largest single industry in the high yield universe and represented between 15% and 20% of most high yield indexes during the Fund’s fiscal year. As oil prices started to fall in late summer, bonds of energy companies followed suit, with the sell-off accelerating through the fall and particularly following the November meeting of the Organization of the Petroleum Exporting Countries (OPEC), in which the cartel failed to cut production. Ultimately domestic oil prices fell roughly 50% owing to continuing growth in U.S. supply, lack of OPEC action and moderating global demand growth. A late start to winter weather led to a sell-off in natural gas as gas storage levels returned to historical averages following a large drawdown the prior winter. Other commodity industries such as metals and mining also suffered during the course of the Fund’s fiscal year, due to a combination of the stronger U.S. dollar and oversupply. Driven by weakness in some of the CS High Yield Index’s largest sectors, the index’s spread over Treasuries widened from 4.1 percentage points to 5.4 percentage points as the average dollar price declined from 104.5 to 98.3 The average yield increased from 5.35% to 6.60%.3 Despite the pressures on energy and metals and mining producers, we believed the broader credit picture remained fundamentally supportive for high yield credits. Because we viewed valuations as having cheapened, we increased our exposure to high yield corporate bonds over the course of the Fund’s fiscal year.

Floating Rate Corporate Loans

For the period under review, the corporate loan asset class returned 2.83%, as measured by the CS LLI. During the Fund’s fiscal year, bouts of volatility roiled the loan market, and technical conditions were driven by sharply declining oil prices and uncertainty surrounding the strength of the global economic recovery. Continued outflows from loan retail vehicles, as well as volatile demand from high yield bond accounts, led to a decline in the average loan price over the year. However, robust demand from collateralized loan obligation (CLO) issuance, in addition to moderating retail outflows toward period-end, led to a rebound in loan prices.

New CLO volume reached record levels during the period, helping to support overall demand amid persistent outflows from loan retail vehicles. The outflows coincided with concerns about slowing global growth, as well as U.S. Treasury yields reaching their lowest levels since 2013, leading some investors to adjust expectations for higher interest rates and withdraw money from the asset class. The increase in CLO activity and waning retail demand led structured finance vehicles to make

2. Source: Morningstar.

3. Source: Credit Suisse Group.

The indexes are unmanaged and include reinvestment of income and distributions. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN LIMITED DURATION INCOME TRUST

up a larger proportion of primary activity in the loan market. Although U.S. regulators also announced finalized financial reform regulations, which included provisions on risk retention that were expected to possibly curtail CLO issuance over the longer term, the new rules were not scheduled to come into effect until 2016.

Although the volume of new-issue deals declined, the primary market launched a number deals related to mergers and acquisitions (M&A). The deals followed an uptick in M&A transactions globally, but the volume of new loans related to leveraged buyout transactions was muted due to relatively high equity prices, as well as possible scrutiny from U.S. regulators over highly leveraged transactions.

The default rate increased over the reporting period following the expected bankruptcy filings of a gaming and leisure issuer and an electrical utility issuer. Similar to the majority of recent large defaults in the loan market, the two issuers launched term loans during the credit boom of 2006 and 2007 and were ultimately forced into bankruptcy by their overleveraged capital structures. However, excluding these two large issuers, the default rate remained relatively subdued, which was reflective of the supportive fundamental environment for loan issuers.

Mortgage-Backed and Asset-Backed Securities

High-quality securitized sectors performed well during the period. Agency MBS produced positive total returns and outperformed Treasuries, high yield corporate bonds and corporate loans.

In our view, agency MBS remained fully valued. Questions persisted, however, about the demand source for agency MBS now that the Fed has ended its buying program. We felt demand from banks, mortgage real estate investment trusts, overseas investors and domestic money managers would need to rise to compensate for the Fed’s reduced presence in the MBS sector. We believed prepayment levels could increase if mortgage rates continue to approach their lowest levels since the spring of 2013.

During the period, our heaviest allocation was in 3.5% coupon securities, followed by 4.0% and 3.0% coupons. We decreased our exposure to 3.0% and 4.0% coupons and increased our allocation to 3.5% coupons, concentrating on specified pools. We continued to invest in bonds from higher quality securitized sectors as we found what we considered fundamentally sound bonds at attractive yields in these markets. We remained allocated to higher quality asset-backed securities and commercial mortgage-backed securities as these sectors delivered positive total returns and outperformed Treasuries, high yield corporate bonds and corporate loans.

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Thank you for your continued participation in Franklin Limited Duration Income Trust. We look forward to serving your future investment needs.

Sincerely,

CFA® is a trademark owned by CFA Institute.
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FRANKLIN LIMITED DURATION INCOME TRUST

Performance Summary as of March 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

Share Prices
Symbol: FTF				3/31/15		3/31/14		Change
Net Asset Value (NAV)				$13.87		$14.36	-$	0.49
Market Price (NYSE MKT)				$12.17		$13.05	-$	0.88

Distributions (4/1/14–3/31/15)
Dividend
Income

				$0.8260

Performance[1]
		Cumulative Total Return[2]				Average Annual Total Return[2]
		Based		Based on		Based		Based on
		on NAV[3]		market price[4]		on NAV[3]		market price[4]
1-Year	+	2.41%		-0.35%	+	2.41%		-0.35%
5-Year	+	44.65%	+	30.07%	+	7.66%	+	5.40%
10-Year	+	98.04%	+	91.50%	+	7.07%	+	6.71%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

All investments involve risks, including possible loss of principal. Interest rate movements and mortgage prepayments will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Investments in lower rated bonds include higher risk of default and loss of principal. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.

1. Figures are for common shares. As of 3/31/15, the Fund had leverage in the amount of 32.61% of the Fund’s total portfolio. The Fund employs leverage through the issuance of Auction Preferred Shares and purchase of Mortgage Dollar Rolls. The use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares). The cost of leverage rises and falls with changes in short-term interest rates. Such increases/decreases in the cost of the Fund’s leverage may be offset by increased/decreased income from the Fund’s floating rate investments.
2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.
3. Assumes reinvestment of distributions at net asset value.
4. Assumes reinvestment of distributions based on the dividend reinvestment plan.

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Annual Shareholders’ Meeting

September 18, 2014

At an annual Meeting of Shareholders of the Fund held on September 18, 2014, shareholders approved the election of the following persons as Trustees of the Fund.

The results of the voting are as follows:

		% of			% of
	Common	Outstanding	% of	Withheld or	Outstanding	% of
Trustees	Shares For	Shares	Voted	Abstain	Shares	Voted

Sam Ginn	23,595,361.59	87.91%	97.54%	594,627.00	2.22%	2.46%

Larry D. Thompson	23,659,453.58	88.15%	97.81%	530,535.00	1.98%	2.19%

		% of			% of
	Preferred	Outstanding	% of	Withheld or	Outstanding	% of
Trustee	Shares For	Shares	Voted	Abstain	Shares	Voted

Rupert H. Johnson, Jr.	2,594.00	72.06%	98.26%	46.00	1.28%	1.74%

Note: Harris J. Ashton, Edith E. Holiday, Gregory E. Johnson, J. Michael Luttig, Frank A. Olson and John B. Wilson are Trustees of the Fund who are currently serving and whose terms of office continued after the meeting.

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Dividend Reinvestment Plan

The Fund’s Dividend Reinvestment Plan (Plan) offers you a prompt and simple way to reinvest dividends and capital gain distributions (Distributions) in shares of the Fund. American Stock Transfer & Trust Company, LLC (Plan Agent), P.O. Box 922, Wall Street Station, New York, NY 10269-0560, acts as your Plan Agent in administering the Plan. The Agent will open an account for you under the Plan in the same name as your outstanding shares are registered.

You are automatically enrolled in the Plan unless you elect to receive Distributions in cash. If you own shares in your own name, you should notify the Agent, in writing, if you wish to receive Distributions in cash.

If the Fund declares a Distribution, you, as a participant in the Plan, will automatically receive an equivalent amount of shares of the Fund purchased on your behalf by the Agent.

If on the payment date for a Distribution, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions, the Agent shall receive newly issued shares, including fractions, from the Fund for your account. The number of additional shares to be credited shall be determined by dividing the dollar amount of the Distribution by the greater of the net asset value per share on the payment date, or 95% of the then current market price per share.

If the net asset value per share exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent (or a broker-dealer selected by the Agent) shall try, for a purchase period of 30 days, to apply the amount of such Distribution on your shares (less your pro rata share of brokerage commissions incurred) to purchase shares on the open market. The weighted average price (including brokerage commissions) of all shares it purchases shall be your allocated price per share. If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the shares as of the payment date, the purchase price the Agent paid may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if such Distribution had been paid in shares issued by the Fund. Participants should note that they will not be able to instruct the Agent to purchase shares at a specific time or at a specific price. The Agent may make open-market purchases on any securities exchange where shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine.

The market price of shares on a particular date shall be the last sales price on NYSE MKT, or, if there is no sale on the exchange on that date, then the mean between the closing bid and asked quotations on the exchange on such date. The net asset value per share on a particular date shall be the amount most recently calculated by or on behalf of the Fund as required by law.

The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Agent’s negligence, bad faith, or willful misconduct or that of its employees. Your uninvested funds held by the Agent will not bear interest. The Agent shall have no responsibility for the value of shares acquired. For the purpose of cash investments, the Agent may commingle your funds with those of other participants in the same Fund.

There is no direct charge to participants for reinvesting Distributions, since the Agent’s fees are paid by the Fund. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. If you elect by notice to the Agent to have it sell part or all of your shares and remit the proceeds, the Agent will deduct brokerage commissions from the proceeds.

The automatic reinvestment of Distributions does not relieve you of any taxes that may be payable on Distributions. In connection with the reinvestment of Distributions, shareholders generally will be treated as having received a Distribution equal to the cash Distribution that would have been paid.

The Agent will forward to you any proxy solicitation material and will vote any shares so held for you first in accordance with the instructions set forth on proxies you return to the Fund, and then with respect to any proxies you do not return to the Fund in the same portion as the Agent votes proxies the participants return to the Fund.

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DIVIDEND REINVESTMENT PLAN

As long as you participate in the Plan, the Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you. Upon your written request, the Agent will deliver to you, without charge, a certificate or certificates for the full shares. The Agent will send you a confirmation of each acquisition made for your account as soon as practicable, but not later than 60 days after the acquisition date. Although from time to time you may have an undivided fractional interest in a share of the Fund, no certificates for a fractional share will be issued. Distributions on fractional shares will be credited to your account. If you terminate your account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of shares at the time of termination.

You may withdraw from the Plan at any time, without penalty, by notifying the Agent in writing at the address above or by telephone at (800) 416-5585. Such termination will be effective with respect to a Distribution if the Agent receives your notice prior to the Distribution record date. The Agent or the Fund may terminate the Plan upon notice to you in writing mailed at least 30 days prior to any record date for the payment of any Distribution. Upon any termination, the Agent will issue, without charge, stock certificates for all full shares you own and will convert any fractional shares you hold at the time of termination to cash at current market price and send you a check for the proceeds.

The Fund or the Agent may amend the Plan. You will receive written notice at least 30 days before the effective date of any amendment.

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Financial Highlights
		Year Ended March 31,
	2015	2014	2013	2012	2011
Per common share operating performance
(for a common share outstanding throughout the year)
Net asset value, beginning of year	$14.36	$14.30	$13.82	$14.01	$13.48
Income from investment operations:
Net investment income[a]	0.73	0.80	0.90	0.92	0.98
Net realized and unrealized gains (losses)	(0.33)	0.20	0.62	(0.04)	0.65
Dividends to preferred shareholders from net investment income	(0.06)	(0.06)	(0.05)	(0.05)	(0.05)
Total from investment operations	0.34	0.94	1.47	0.83	1.58
Less distributions to common shareholders from net investment
income	(0.83)	(0.88)	(0.99)	(1.02)	(1.05)
Net asset value, end of year	$13.87	$14.36	$14.30	$13.82	$14.01
Market value, end of year[b]	$12.17	$13.05	$14.82	$14.01	$13.14

Total return (based on market value per share)	(0.35)%	(5.85)%	13.41%	15.03%	6.25%

Ratios to average net assets applicable to common shares[c]
Expenses	1.14%[d,e]	1.12%[d,e]	1.13%	1.15%	1.14%
Net investment income	5.14%	5.65%	6.44%	6.73%	7.15%

Supplemental data
Net assets applicable to common shares, end of year (000’s)	$372,080	$385,388	$383,632	$370,095	$375,016
Portfolio turnover rate	289.67%	318.57%	295.39%	302.18%	262.57%
Portfolio turnover rate excluding mortgage dollar rolls[f]	92.15%	137.85%	106.42%	106.49%	115.51%
Asset coverage per preferred share	$76,665	$78,686	$79,157	$77,796	$76,096
Liquidation preference per preferred share	$25,000	$25,000	$25,000	$25,000	$25,000

aBased on average daily common shares outstanding.
bBased on the last sale on the NYSE Amex.
cBased on income and expenses applicable to both common and preferred shares.
dBenefit of expense reduction rounds to less than 0.01%.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fSee Note 1(f) regarding mortgage dollar rolls.

10 | Annual Report | The accompanying notes are an integral part of these financial statements.

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Statement of Investments, March 31, 2015
	Country	Shares		Value
Common Stocks 0.0%†
Materials 0.0%†
[a]Verso Corp.	United States	5,659		$10,186
Transportation 0.0%†
[a]CEVA Holdings LLC	United Kingdom	112		81,302
Total Common Stocks (Cost $186,255)				91,488
Convertible Preferred Stocks 0.1%
Transportation 0.1%
[a]CEVA Holdings LLC, cvt. pfd., A-1	United Kingdom	6		6,000
[a]CEVA Holdings LLC, cvt. pfd., A-2	United Kingdom	243		175,994
Total Convertible Preferred Stocks (Cost $369,948)				181,994
		Principal
		Amount*
Corporate Bonds 50.2%
Automobiles & Components 0.4%
The Goodyear Tire & Rubber Co., senior note, 6.50%, 3/01/21	United States	1,500,000		1,599,375
Banks 3.1%
[b]Bank of America Corp., junior sub. bond, M, 8.125% to 5/15/18,
FRN thereafter, Perpetual	United States	3,000,000		3,251,250
CIT Group Inc.,
4.25%, 8/15/17	United States	1,500,000		1,526,250
senior note, 5.00%, 5/15/17	United States	500,000		515,470
[c]senior note, 144A, 6.625%, 4/01/18	United States	500,000		537,500
[b]Citigroup Inc., junior sub. bond, M, 6.30% to 5/15/24, FRN thereafter,
Perpetual	United States	1,300,000		1,330,875
[b]JPMorgan Chase & Co., junior sub. bond,
R, 6.00% to 8/01/23, FRN thereafter, Perpetual	United States	1,500,000		1,526,250
V, 5.00% to 7/30/19, FRN thereafter, Perpetual	United States	500,000		493,725
Royal Bank of Scotland Group PLC, sub. note, 6.125%, 12/15/22	United Kingdom	1,000,000		1,125,000
The Royal Bank of Scotland PLC, sub. note, 6.934%, 4/09/18	United Kingdom	1,100,000	EUR	1,359,578
				11,665,898
Capital Goods 0.4%
[c]Bombardier Inc., senior bond, 144A, 7.50%, 3/15/25	Canada	1,000,000		989,375
TransDigm Inc., senior sub. note, 6.00%, 7/15/22	United States	500,000		501,875
				1,491,250
Commercial & Professional Services 0.3%
[c]Anna Merger Sub Inc., senior note, 144A, 7.75%, 10/01/22	United States	700,000		725,375
[c]IHS Inc., senior note, 144A, 5.00%, 11/01/22	United States	300,000		302,820
				1,028,195
Consumer Durables & Apparel 1.3%
KB Home, senior note,
4.75%, 5/15/19	United States	1,100,000		1,078,000
7.00%, 12/15/21	United States	1,100,000		1,122,000
[c]Taylor Morrison Communities Inc./Monarch Communities Inc., senior note,
144A,
7.75%, 4/15/20	United States	722,000		768,930
5.25%, 4/15/21	United States	800,000		796,000
Visant Corp., senior note, 10.00%, 10/01/17	United States	1,400,000		1,260,000
				5,024,930

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STATEMENT OF INVESTMENTS

		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Consumer Services 2.5%
[c]1011778 BC ULC/New Red Finance Inc., secured note, second lien, 144A,
6.00%, 4/01/22	Canada	1,200,000	$1,249,500
[c]24 Hour Holdings III LLC, senior note, 144A, 8.00%, 6/01/22	United States	1,000,000	860,000
[d]Caesars Entertainment Operating Co. Inc., senior secured note, first lien,
11.25%, 6/01/17	United States	1,600,000	1,168,000
[c]Cleopatra Finance Ltd., senior secured note, 144A, 5.625%, 2/15/20	Italy	2,000,000	1,973,750
[c]Landry’s Inc., senior note, 144A, 9.375%, 5/01/20	United States	1,000,000	1,075,000
MGM Resorts International, senior note, 8.625%, 2/01/19	United States	2,000,000	2,290,000
[c]Scientific Games International Inc., senior secured note, first lien, 144A,
7.00%, 1/01/22	United States	800,000	822,000
			9,438,250
Diversified Financials 2.2%
[c]AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, senior note,
144A, 5.00%, 10/01/21	Netherlands	600,000	636,750
Ally Financial Inc., senior note, 6.25%, 12/01/17	United States	2,000,000	2,135,000
E*TRADE Financial Corp., senior note,
5.375%, 11/15/22	United States	400,000	423,000
4.625%, 9/15/23	United States	500,000	510,000
Navient Corp., senior note,
8.45%, 6/15/18	United States	1,400,000	1,557,500
5.50%, 1/15/19	United States	1,100,000	1,124,750
5.00%, 10/26/20	United States	300,000	295,125
5.875%, 3/25/21	United States	200,000	199,250
[c]OneMain Financial Holdings Inc., senior note, 144A, 7.25%, 12/15/21	United States	1,100,000	1,144,000
			8,025,375
Energy 10.2%
BreitBurn Energy Partners LP/BreitBurn Finance Corp., senior bond,
7.875%, 4/15/22	United States	1,500,000	1,087,500
[c]California Resources Corp., senior note, 144A, 5.50%, 9/15/21	United States	1,500,000	1,344,375
[c]Calumet Specialty Products Partners LP/Finance Co., senior note, 144A,
7.75%, 4/15/23	United States	1,000,000	1,016,250
CGG SA, senior note, 6.875%, 1/15/22	France	1,200,000	964,500
CHC Helicopter SA, senior secured note, first lien, 9.25%, 10/15/20	Canada	2,001,600	1,723,878
Chesapeake Energy Corp., senior note,
6.625%, 8/15/20	United States	2,500,000	2,593,750
6.125%, 2/15/21	United States	1,000,000	1,017,500
Clayton Williams Energy Inc., senior note, 7.75%, 4/01/19	United States	1,500,000	1,402,500
[c]Compressco Partners LP/Finance Corp., senior note, 144A, 7.25%,
8/15/22	United States	400,000	352,000
CONSOL Energy Inc., senior note,
5.875%, 4/15/22	United States	1,100,000	1,001,000
[c]144A, 8.00%, 4/01/23	United States	900,000	886,500
[c]Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.,
senior note, 144A, 6.25%, 4/01/23	United States	600,000	607,500
[c]Drill Rigs Holdings Inc., secured note, 144A, 6.50%, 10/01/17	United States	1,500,000	1,207,500
Energy Transfer Equity LP, senior note, first lien, 7.50%, 10/15/20	United States	2,500,000	2,812,500
Energy XXI Gulf Coast Inc.,
senior note, 7.50%, 12/15/21	United States	600,000	219,000
[c]senior note, 144A, 6.875%, 3/15/24	United States	300,000	105,000
[c]senior secured note, second lien, 144A, 11.00%, 3/15/20	United States	500,000	476,875
[c]EnQuest PLC, senior note, 144A, 7.00%, 4/15/22	United Kingdom	1,000,000	715,000

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FRANKLIN LIMITED DURATION INCOME TRUST
STATEMENT OF INVESTMENTS

		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Energy (continued)
EPL Oil & Gas Inc., senior note, 8.25%, 2/15/18	United States	1,000,000	$745,000
Halcon Resources Corp., senior note,
9.75%, 7/15/20	United States	100,000	71,000
8.875%, 5/15/21	United States	1,500,000	1,053,750
9.25%, 2/15/22	United States	500,000	347,500
Kodiak Oil & Gas Corp., senior note, 8.125%, 12/01/19	United States	900,000	947,250
Linn Energy LLC/Finance Corp., senior note,
8.625%, 4/15/20	United States	1,500,000	1,290,000
7.75%, 2/01/21	United States	1,000,000	800,000
Martin Midstream Partners LP/Martin Midstream Finance Corp., senior note,
7.25%, 2/15/21	United States	1,400,000	1,351,000
[c]Memorial Resource Development Corp., senior note, 144A, 5.875%,
7/01/22	United States	800,000	748,000
Midstates Petroleum Co. Inc./LLC, senior note, 9.25%, 6/01/21	United States	800,000	392,000
[c]Ocean Rig UDW Inc., senior note, 144A, 7.25%, 4/01/19	United States	600,000	348,750
Offshore Group Investment Ltd.,
senior bond, first lien, 7.125%, 4/01/23	United States	600,000	339,750
senior secured note, first lien, 7.50%, 11/01/19	United States	1,000,000	572,500
Peabody Energy Corp., senior note, 6.00%, 11/15/18	United States	2,500,000	1,962,500
Penn Virginia Corp., senior note, 8.50%, 5/01/20	United States	300,000	280,500
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp.,
senior note,
8.375%, 6/01/20	United States	502,000	549,690
6.50%, 5/15/21	United States	300,000	317,250
Regency Energy Partners LP/Regency Energy Finance Corp., senior note,
5.875%, 3/01/22	United States	200,000	218,000
5.00%, 10/01/22	United States	500,000	522,500
Sabine Pass Liquefaction LLC, first lien, 5.625%, 2/01/21	United States	2,000,000	2,020,000
Samson Investment Co., senior note, 9.75%, 2/15/20	United States	1,200,000	336,000
Sanchez Energy Corp., senior note,
7.75%, 6/15/21	United States	1,000,000	970,000
6.125%, 1/15/23	United States	500,000	451,875
[c]Triangle USA Petroleum Corp., senior note, 144A, 6.75%, 7/15/22	United States	1,000,000	812,500
[c]Ultra Petroleum Corp., senior bond, 144A, 6.125%, 10/01/24	United States	1,200,000	1,035,000
			38,015,443
Food, Beverage & Tobacco 1.8%
Constellation Brands Inc., senior note, 3.875%, 11/15/19	United States	900,000	929,250
[c]Cott Beverages Inc., senior note, 144A, 6.75%, 1/01/20	United States	700,000	726,250
[c]Dole Food Co. Inc., senior secured note, 144A, 7.25%, 5/01/19	United States	1,000,000	1,017,500
[c]JBS USA LLC/Finance Inc., senior note, 144A, 8.25%, 2/01/20	United States	2,000,000	2,135,000
Post Holdings Inc., senior note,
7.375%, 2/15/22	United States	1,000,000	1,037,500
[c]144A, 6.75%, 12/01/21	United States	600,000	607,500
[c]144A, 6.00%, 12/15/22	United States	100,000	96,875
			6,549,875
Health Care Equipment & Services 3.3%
Alere Inc.,
senior note, 7.25%, 7/01/18	United States	1,300,000	1,386,125
senior sub. note, 6.50%, 6/15/20	United States	500,000	520,000
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., senior note,
6.00%, 10/15/21	United States	400,000	429,500
Centene Corp., 4.75%, 5/15/22	United States	800,000	831,000

franklintempleton.com		Annual Report | 13

FRANKLIN LIMITED DURATION INCOME TRUST
STATEMENT OF INVESTMENTS

		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Health Care Equipment & Services (continued)
CHS/Community Health Systems Inc.,
senior note, 8.00%, 11/15/19	United States	1,100,000	$1,171,500
senior secured note, first lien, 5.125%, 8/15/18	United States	900,000	930,375
DaVita HealthCare Partners Inc., senior bond, 5.125%, 7/15/24	United States	1,000,000	1,023,750
HCA Inc.,
senior note, 7.50%, 2/15/22	United States	1,000,000	1,168,750
senior note, 5.875%, 5/01/23	United States	1,500,000	1,623,750
senior secured bond, first lien, 5.875%, 3/15/22	United States	1,000,000	1,107,500
senior secured note, first lien, 4.25%, 10/15/19	United States	200,000	205,750
Tenet Healthcare Corp.,
first lien, 6.00%, 10/01/20	United States	500,000	530,625
[c]senior note, 144A, 5.00%, 3/01/19	United States	500,000	497,500
[c]senior note, 144A, 5.50%, 3/01/19	United States	900,000	911,250
			12,337,375
Materials 5.9%
ArcelorMittal, senior note, 5.25%, 2/25/17	Luxembourg	3,000,000	3,131,250
[c]Ardagh Packaging Finance PLC, senior note, 144A, 9.125%,
10/15/20	Luxembourg	700,000	754,250
[c]Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc.,
senior note, 144A, 6.25%, 1/31/19	Luxembourg	300,000	302,250
senior note, 144A, 7.00%, 11/15/20	Luxembourg	88,235	89,063
[e]senior secured note, 144A, FRN, 3.271%, 12/15/19	Luxembourg	700,000	686,000
[c]Barminco Finance Pty. Ltd., senior note, 144A, 9.00%, 6/01/18	Australia	1,000,000	969,375
[c]Cemex SAB de CV, secured note, 144A, 5.875%, 3/25/19	Mexico	500,000	516,875
[c]Eldorado Gold Corp., senior note, 144A, 6.125%, 12/15/20	Canada	1,500,000	1,466,250
[c]First Quantum Minerals Ltd., senior note, 144A,
6.75%, 2/15/20	Canada	1,261,000	1,172,730
7.00%, 2/15/21	Canada	1,261,000	1,175,882
[c]FMG Resources (August 2006) Pty. Ltd., senior note, 144A,
6.875%, 2/01/18	Australia	666,667	657,500
8.25%, 11/01/19	Australia	2,000,000	1,697,500
[c]Ineos Group Holdings SA, senior note, 144A, 5.875%, 2/15/19	Switzerland	800,000	793,000
[c]INVISTA Finance LLC, senior secured note, 144A, 4.25%, 10/15/19	United States	1,400,000	1,398,250
Novelis Inc., senior note, 8.375%, 12/15/17	Canada	500,000	523,125
[c]Owens-Brockway Glass Container Inc., senior note, 144A, 5.00%,
1/15/22	United States	800,000	817,920
[c]Platform Specialty Products Corp., senior note, 144A, 6.50%,
2/01/22	United States	400,000	420,000
[c]Polymer Group Inc., senior note, 144A, 6.875%, 6/01/19	United States	1,000,000	958,750
[c]Rain CII Carbon LLC/CII Carbon Corp., second lien, 144A, 8.25%,
1/15/21	United States	600,000	562,500
Reynolds Group Issuer Inc./LLC/SA,
senior note, 8.50%, 5/15/18	United States	1,000,000	1,032,500
senior note, 9.00%, 4/15/19	United States	100,000	105,250
senior note, 8.25%, 2/15/21	United States	1,000,000	1,075,000
senior secured note, first lien, 7.125%, 4/15/19	United States	500,000	519,375
[c]Steel Dynamics Inc., senior note, 144A, 5.125%, 10/01/21	United States	1,000,000	1,011,250
Verso Paper Holdings LLC/Inc., senior secured note, first lien, 11.75%,
1/15/19	United States	270,000	253,800
			22,089,645

14 | Annual Report

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FRANKLIN LIMITED DURATION INCOME TRUST
STATEMENT OF INVESTMENTS

		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Media 4.9%
Cablevision Systems Corp., senior note, 8.625%, 9/15/17	United States	1,000,000	$1,127,500
CCO Holdings LLC/CCO Holdings Capital Corp., senior bond, 5.25%,
9/30/22	United States	1,500,000	1,539,375
CCOH Safari LLC, senior bond, 5.75%, 12/01/24	United States	700,000	722,750
Clear Channel Worldwide Holdings Inc.,
senior note, 6.50%, 11/15/22	United States	700,000	740,250
senior sub. note, 7.625%, 3/15/20	United States	800,000	846,000
CSC Holdings LLC, senior note, 6.75%, 11/15/21	United States	1,500,000	1,670,625
DISH DBS Corp., senior note, 7.125%, 2/01/16	United States	2,000,000	2,082,500
Gannett Co. Inc., senior note, 5.125%, 10/15/19	United States	1,200,000	1,263,000
iHeartCommunications Inc., senior secured bond, first lien, 9.00%,
3/01/21	United States	1,900,000	1,826,375
[c]Radio One Inc., senior sub. note, 144A, 9.25%, 2/15/20	United States	600,000	576,000
[c]Sirius XM Radio Inc., senior bond, 144A,
6.00%, 7/15/24	United States	1,000,000	1,052,500
5.375%, 4/15/25	United States	500,000	503,750
[c]Univision Communications Inc.,
senior secured bond, first lien, 144A, 6.75%, 9/15/22	United States	472,000	507,990
senior secured note, first lien, 144A, 5.125%, 5/15/23	United States	1,000,000	1,020,000
[c]Virgin Media Secured Finance PLC, senior secured bond, first lien, 144A,
5.50%, 1/15/25	United Kingdom	1,100,000	1,144,688
[c]WMG Acquisition Corp., senior note, 144A, 5.625%, 4/15/22	United States	1,500,000	1,509,375
			18,132,678
Pharmaceuticals, Biotechnology & Life Sciences 2.3%
[c]Endo Finance LLC/Endo Ltd./Endo Finco Inc., senior bond, 144A, 6.00%,
2/01/25	United States	700,000	721,000
[c]Grifols Worldwide Operations Ltd., senior note, 144A, 5.25%,
4/01/22	United States	600,000	611,250
[c,f]Jaguar Holding Co. I, senior note, 144A, PIK, 9.375%, 10/15/17	United States	1,300,000	1,332,500
[c]Jaguar Holding Co. II/Merger Sub Inc., senior note, 144A, 9.50%,
12/01/19	United States	500,000	539,375
Par Pharmaceutical Cos. Inc., senior note, 7.375%, 10/15/20	United States	1,900,000	2,014,000
[c]Valeant Pharmaceuticals International Inc., senior note, 144A,
6.75%, 8/15/18	United States	700,000	739,375
5.625%, 12/01/21	United States	500,000	508,750
[c]VPI Escrow Corp., senior note, 144A, 6.375%, 10/15/20	United States	1,500,000	1,563,750
[c]VRX Escrow Corp., senior note, 144A, 5.375%, 3/15/20	United States	500,000	506,250
			8,536,250
Retailing 0.6%
[c]Argos Merger Sub Inc., senior note, 144A, 7.125%, 3/15/23	United States	400,000	415,500
[c]Family Tree Escrow LLC, senior note, 144A, 5.25%, 3/01/20	United States	400,000	421,000
[c]Netflix Inc., senior note, 144A, 5.50%, 2/15/22	United States	1,300,000	1,335,750
			2,172,250
Software & Services 2.2%
[c]BMC Software Finance Inc., senior note, 144A, 8.125%, 7/15/21	United States	2,000,000	1,840,000
Equinix Inc., senior note, 4.875%, 4/01/20	United States	1,500,000	1,556,250
[c]First Data Corp., senior secured bond, second lien, 144A, 8.25%,
1/15/21	United States	3,000,000	3,247,500
[c,g]Infor (U.S.) Inc., senior secured note, 144A, 6.50%, 5/15/22	United States	900,000	924,750
Sterling International Inc., senior note, 11.00%, 10/01/19	United States	700,000	745,500
			8,314,000

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FRANKLIN LIMITED DURATION INCOME TRUST
STATEMENT OF INVESTMENTS

		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Technology Hardware & Equipment 0.8%
[c]Alcatel-Lucent USA Inc., senior note, 144A,
4.625%, 7/01/17	France	700,000	$721,000
6.75%, 11/15/20	France	1,300,000	1,391,000
[c]Blackboard Inc., senior note, 144A, 7.75%, 11/15/19	United States	1,000,000	965,000
			3,077,000
Telecommunication Services 4.5%
CenturyLink Inc., senior bond,
6.75%, 12/01/23	United States	300,000	331,500
[c]144A, 5.625%, 4/01/25	United States	1,400,000	1,412,250
[c]Digicel Group Ltd., senior note, 144A, 8.25%, 9/30/20	Bermuda	1,200,000	1,204,500
[c]Digicel Ltd., senior note, 144A, 6.00%, 4/15/21	Bermuda	700,000	667,625
Intelsat Jackson Holdings SA, senior note, 7.25%,
4/01/19	Luxembourg	1,500,000	1,560,375
10/15/20	Luxembourg	1,000,000	1,032,500
[c]Millicom International Cellular SA, senior note, 144A, 6.625%, 10/15/21	Luxembourg	1,500,000	1,586,250
Sprint Communications Inc., senior note,
8.375%, 8/15/17	United States	500,000	544,375
[c]144A, 9.00%, 11/15/18	United States	1,500,000	1,725,000
[c]144A, 7.00%, 3/01/20	United States	600,000	664,500
Sprint Corp.,
senior bond, 7.125%, 6/15/24	United States	300,000	295,500
senior note, 7.25%, 9/15/21	United States	500,000	504,375
T-Mobile USA Inc., senior note,
6.542%, 4/28/20	United States	900,000	950,625
6.125%, 1/15/22	United States	300,000	310,500
[c]Wind Acquisition Finance SA,
senior note, 144A, 7.375%, 4/23/21	Italy	2,000,000	2,083,750
senior secured note, first lien, 144A, 4.75%, 7/15/20	Italy	500,000	503,125
[c]Ymobile Corp., senior note, 144A, 8.25%, 4/01/18	Japan	1,200,000	1,249,500
			16,626,250
Transportation 1.2%
[c]Florida East Coast Holdings Corp., secured note, first lien, 144A, 6.75%,
5/01/19	United States	1,000,000	1,010,000
Hertz Corp., senior note,
6.75%, 4/15/19	United States	1,000,000	1,037,500
5.875%, 10/15/20	United States	1,000,000	1,032,500
[c]Stena AB, senior bond, 144A, 7.00%, 2/01/24	Sweden	600,000	585,000
[c]Stena International SA, secured bond, 144A, 5.75%, 3/01/24	Sweden	700,000	672,581
			4,337,581
Utilities 2.3%
Calpine Corp.,
senior note, 5.375%, 1/15/23	United States	1,500,000	1,507,500
[c]senior secured bond, first lien, 144A, 7.875%, 1/15/23	United States	346,000	384,129
[c]senior secured note, first lien, 144A, 6.00%, 1/15/22	United States	100,000	107,500
[c]Dynegy Finance I Inc./Dynegy Finance II Inc., senior note, 144A,
6.75%, 11/01/19	United States	2,000,000	2,072,500
[c]InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	1,500,000	1,458,750
NGL Energy Partners LP/NGL Energy Finance Corp., senior note, 5.125%,
7/15/19	United States	1,000,000	985,000

16 | Annual Report

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FRANKLIN LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS

		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Utilities (continued)
[c]NRG Yield Operating LLC, senior bond, 144A, 5.375%, 8/15/24	United States	700,000	$731,500
[c,d]Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric
Holdings Finance Inc., senior secured note, first lien, 144A, 11.50%,
10/01/20	United States	2,000,000	1,260,000
			8,506,879
Total Corporate Bonds (Cost $189,770,736)			186,968,499
[e,h]Senior Floating Rate Interests 50.0%
Automobiles & Components 1.3%
Gates Global LLC, Initial Dollar Term Loans, 4.25%, 7/03/21	United States	1,990,000	1,984,870
TI Group Automotive Systems LLC, Term Loan, 4.25%, 7/02/21	United States	1,985,000	1,986,654
UCI International Inc., New Tranche B Term Loan, 5.50%, 7/26/17	United States	1,042,210	1,027,879
			4,999,403
Capital Goods 4.8%
Alfred Fueling Systems Inc. (Wayne Fueling), Initial Term Loan, 4.75%,
6/20/21	United States	992,500	996,222
[g]Allison Transmission Inc., Term B-3 Loans, 4.75%, 8/23/19	United States	782,850	784,155
B/E Aerospace Inc., Term Loan, 4.00%, 12/16/21	United States	2,611,671	2,636,145
Doosan Infracore International and Doosan Holdings Europe, Tranche B
Term Loan, 4.50%, 5/28/21	United States	1,776,219	1,798,422
Fly Funding II S.A.R.L., Loans, 4.50%, 8/09/19	Luxembourg	2,601,859	2,614,868
Onsite Rental Group Operations Pty. Ltd., Initial Term Loans, 5.50%,
7/30/21	United States	1,990,000	1,965,125
RBS Global Inc. (Rexnord), Term B Loan, 4.00%, 8/21/20	United States	2,058,650	2,061,958
TransDigm Inc.,
Tranche C, Term Loan, 3.75%, 2/28/20	United States	3,942,109	3,941,801
Tranche D Term Loan, 3.75%, 6/04/21	United States	992,500	992,294
			17,790,990
Commercial & Professional Services 0.8%
Interactive Data Corp., Term Loan, 4.75%, 5/02/21	United States	2,977,500	2,995,645
Consumer Services 4.7%
24 Hour Fitness Worldwide Inc., Term Loan, 4.75%, 5/30/21	United States	1,985,000	1,981,899
Caesars Entertainment Resort Properties LLC, Term B Loans, 7.00%,
10/11/20	United States	2,969,925	2,817,098
ClubCorp Club Operations Inc., Term B Loans, 4.50%, 7/24/20	United States	2,770,000	2,788,180
Fitness International LLC, Dollar Term Loan, 5.50%, 7/01/20	United States	1,985,000	1,855,975
Four Seasons Holdings Inc., Second Lien Term Loan, 6.25%,
12/27/20	Canada	670,000	675,863
Scientific Games International Inc., Term B-1 Loan, 6.00%, 10/18/20	United States	2,964,975	2,976,094
[g]Seaworld Parks and Entertainment Inc., Term Loan, 4.50%, 5/14/20	United States	1,994,806	1,948,883
TGI Friday’s Inc., Tranche B Term Loan, 5.25%, 7/15/20	United States	522,772	523,589
Tropicana Entertainment Inc., Term Loans, 4.00%, 11/27/20	United States	1,940,450	1,938,024
			17,505,605
Diversified Financials 1.6%
Guggenheim Partners Investment Management Holdings LLC, Initial U.S.
Term Loans, 4.25%, 7/22/20	United States	1,984,887	1,994,811
Trans Union LLC, Initial Term Loan, 4.00%, 4/09/21	United States	4,015,568	4,020,587
			6,015,398

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Annual Report

| 17

FRANKLIN LIMITED DURATION INCOME TRUST
STATEMENT OF INVESTMENTS

		Principal
	Country	Amount*	Value
[e,h]Senior Floating Rate Interests (continued)
Energy 1.6%
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15	United States	231,102	$230,235
OSG Bulk Ships Inc., Term Loan, 5.25%, 8/05/19	United States	2,064,400	2,059,239
Peabody Energy Corp., Term Loan, 4.25%, 9/24/20	United States	3,079,331	2,774,148
Samson Investment Co., Second Lien Tranche I Term Loan, 5.00%,
9/25/18	United States	2,000,000	1,055,000
			6,118,622
Food, Beverage & Tobacco 1.0%
AdvancePierre Foods Inc., Term Loan (Second Lien), 9.50%, 10/10/17	United States	840,000	846,300
Post Holdings Inc., Series A Incremental Term Loan, 3.75%, 6/02/21	United States	2,828,625	2,839,821
			3,686,121
Health Care Equipment & Services 5.1%
Alere Inc., B Term Loan, 4.25%, 6/30/17	United States	1,665,171	1,671,416
Amsurg Corp., Initial Term Loan, 3.75%, 7/16/21	United States	2,977,500	2,988,666
Community Health Systems Inc., 2021 Term D Loan, 4.25%, 1/27/21	United States	3,890,408	3,913,914
Connolly LLC, First Lien Tranche B Term Loan, 5.00%, 5/14/21	United States	1,985,000	1,998,647
DaVita HealthCare Partners Inc., Tranche B Term Loan, 3.50%, 6/24/21	United States	1,897,305	1,904,251
Iasis Healthcare LLC, Term B-2 Loan, 4.50%, 5/03/18	United States	1,729,317	1,735,153
National Mentor Holdings Inc., Initial Tranche B Term Loan, 4.25%,
1/31/21	United States	356,400	357,180
Surgery Centers Holdings Inc., Term Loan, 5.25%, 11/03/20	United States	269,325	269,998
Truven Health Analytics Inc., Tranche B Term Loan, 4.50%, 6/06/19	United States	593,939	594,117
U.S. Renal Care Inc., B Term Loan, 4.25%, 7/03/19	United States	3,442,373	3,452,056
			18,885,398
Household & Personal Products 0.6%
Sun Products Corp., Tranche B Term Loan, 5.50%, 3/23/20	United States	2,442,545	2,362,400
Materials 6.1%
Axalta Coating Systems U.S. Holdings Inc., 2014 Specified Refinancing
Term, 3.75%, 2/01/20	United States	1,821,702	1,813,422
AZ Chem U.S. Inc., Term B-3 Loan, 4.50%, 6/12/21	United States	899,418	902,369
Exopack Holdings SA, Tranche B Term Loan, 5.25%, 5/08/19	Luxembourg	1,962,289	1,975,780
FMG America Finance Inc. (Fortescue Metals Group), Loans, 3.75%,
6/30/19	Australia	3,447,328	3,125,989
[g]Ineos US Finance LLC, 2022 Dollar Term Loan, 5.50%, 3/31/22	United States	717,027	718,371
OCI Beaumont LLC, Facility C2 Loan, 5.50%, 8/20/19	United States	1,820,338	1,835,128
Oxbow Carbon LLC, First Lien Tranche B Term Loan, 4.25%, 7/19/19	United States	3,185,155	3,059,077
Prescrix Inc., Term B Loans, 8.00%, 5/02/22	United States	120,637	121,240
Reynolds Group Holdings Inc., Dollar Term Loan, 4.50%, 12/01/18	United States	2,432,304	2,444,682
Solenis International LP and Solenis Holdings, First Lien Term Loan,
4.25%, 7/31/21	United States	815,900	815,135
Tronox Pigments (Netherlands) BV, Loans, 4.00%, 3/19/20	Netherlands	3,929,696	3,935,347
Univar Inc., Term B Loan, 5.00%, 6/30/17	United States	1,949,189	1,949,645
			22,696,185
Media 4.9%
Charter Communications Operating LLC, Term G Loans, 4.25%, 9/12/21	United States	2,000,000	2,018,594
Cumulus Media Holdings Inc., L/C Facility, 4.25%, 12/23/20	United States	3,318,480	3,267,044
Gray Television Inc., Term Loan B, 3.75%, 6/13/21	United States	2,646,830	2,648,153
[g]Regal Cinemas Corp., Term Loan, 5.25%, 3/17/22	United States	3,064,379	3,074,915

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STATEMENT OF INVESTMENTS

		Principal
	Country	Amount*	Value
[e,h]Senior Floating Rate Interests (continued)
Media (continued)
Univision Communications Inc.,
First-Lien Term Loan, Add-on, 4.00%, 3/01/20	United States	989,611	$988,890
Replacement First-Lien Term Loan, 4.00%, 3/01/20	United States	617,342	617,052
Virgin Media Bristol LLC, B Facility, 3.50%, 6/07/20	United States	2,649,909	2,650,092
William Morris Endeavor Entertainment LLC, Term Loan B, 5.25%,
5/06/21	United States	2,977,500	2,958,146
			18,222,886
Pharmaceuticals, Biotechnology & Life Sciences 2.9%
Akorn Inc., Loans, 4.50%, 4/16/21	United States	766,150	769,981
Catalent Pharma Solutions Inc., Dollar Term Loan, 4.25%, 5/20/21	United States	2,832,601	2,848,313
Pharmaceutical Product Development LLC, Term Loan, 4.00%,
12/05/18	United States	2,041,900	2,044,818
Valeant Pharmaceuticals International Inc.,
Series C-2 Tranche B Term Loan, 3.50%, 12/11/19	Canada	863,588	864,187
Series D-2 Tranche B Term Loan, 3.50%, 2/13/19	Canada	1,624,763	1,625,891
[g]Series F-1 New Term Loan, 3.25%, 4/01/22	Canada	1,500,354	1,509,028
[g]Series F-2 New Term Loan, Delayed Draw, 3.25%, 4/01/22	Canada	1,149,207	1,155,851
			10,818,069
Retailing 3.7%
Academy Ltd., Initial Term Loans, 4.50%, 8/03/18	United States	996,718	1,000,100
BJ’s Wholesale Club Inc., Term Loan C, 4.50%, 9/26/19	United States	2,168,850	2,173,086
Dollar Tree Inc., Initial Term B Loans, 4.25%, 3/09/22	United States	2,584,613	2,614,902
Evergreen AcqCo. 1 LP (Savers), Term Loan, 5.00%, 7/09/19	United States	2,932,500	2,882,404
Harbor Freight Tools USA Inc., Loans, 4.75%, 7/26/19	United States	1,911,648	1,925,268
The Men’s Wearhouse Inc., Initial Term Loan, 4.50%, 6/18/21	United States	2,985,000	2,998,994
			13,594,754
Semiconductors & Semiconductor Equipment 1.4%
Avago Technologies Cayman Ltd., Term Loans, 3.75%, 5/06/21	United States	2,590,550	2,599,133
Freescale Semiconductor Inc., Tranche B-4 Term Loan, 4.25%,
2/28/20	United States	980,094	983,419
M/A-COM Technology Solutions Holdings Inc., 2014 Replacement Term
Loan, 4.50%, 5/07/21	United States	1,657,475	1,675,086
			5,257,638
Software & Services 2.5%
BMC Software Finance Inc., 2014 Replacement Term Loan, 5.00%,
9/10/20	United States	2,879,777	2,824,163
MoneyGram International Inc., Term Loan, 4.25%, 3/28/20	United States	4,122,992	3,901,381
Sungard Availability Services Capital Inc., Tranche B Term Loan, 6.00%,
3/31/19	United States	1,386,000	1,217,370
Worldpay U.S. Inc., Term Loan, 5.25%, 11/30/19	United States	1,192,365	1,200,065
			9,142,979
Technology Hardware & Equipment 1.9%
CIENA Corp., First Lien Tranche B Term Loan, 3.75%, 7/15/19	United States	2,973,644	2,977,361
Dell International LLC, Term B Loan, 4.50%, 4/29/20	United States	2,967,462	2,989,306
Oberthur Technologies of America Corp., Tranche B-2 Term Loan, 4.50%,
10/18/19	United States	987,500	985,031
			6,951,698

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FRANKLIN LIMITED DURATION INCOME TRUST
STATEMENT OF INVESTMENTS

		Principal
	Country	Amount*		Value
[e,h]Senior Floating Rate Interests (continued)
Telecommunication Services 2.2%
Genesys Telecom Holdings U.S. Inc., Dollar Term Loan, 4.00%, 2/08/20	United States	1,082,200		$1,077,917
Intelsat Jackson Holdings SA, Term Loan, 3.75%, 6/30/19	Luxembourg	3,410,931		3,401,977
Telesat Canada/Telesat LLC, U.S. Term B-2 Loan, 3.50%, 3/28/19	Canada	1,472,401		1,471,469
Zayo Group LLC, Term Loan, 4.00%, 7/02/19	United States	2,239,060		2,245,182
				8,196,545
Transportation 2.1%
American Airlines Inc., Class B Term Loan, 3.75%, 6/27/19	United States	1,994,924		1,997,775
Hertz Corp.,
Credit Linked Deposit, 3.75%, 3/11/18	United States	1,000,000		991,875
Tranche B-1 Term Loan, 4.00%, 3/11/18	United States	997,449		998,384
Navios Maritime Partners LP, Initial Term Loan, 5.25%, 6/27/18	Marshall Islands	1,886,092		1,902,595
U.S. Airways Inc., Tranche B1 Term Loan, 3.50%, 5/22/19	United States	2,000,000		1,997,858
				7,888,487
Utilities 0.8%
Calpine Corp.,
Term Loan, 4.00%, 4/01/18	United States	2,611,200		2,621,898
Term Loans, 4.00%, 10/09/19	United States	331,500		332,835
				2,954,733
Total Senior Floating Rate Interests
(Cost $187,337,501)				186,083,556
Foreign Government and Agency Securities 1.1%
Government of Malaysia,
3.835%, 8/12/15	Malaysia	755,000	MYR	204,366
4.72%, 9/30/15	Malaysia	1,263,000	MYR	343,643
3.197%, 10/15/15	Malaysia	1,980,000	MYR	534,761
[g]senior note, 3.172%, 7/15/16	Malaysia	1,100,000	MYR	296,736
Government of Poland,
5.50%, 4/25/15	Poland	645,000	PLN	170,653
5.00%, 4/25/16	Poland	125,000	PLN	34,170
4.75%, 10/25/16	Poland	2,100,000	PLN	581,098
Strip, 1/25/16	Poland	310,000	PLN	80,777
Korea Monetary Stabilization Bond, senior bond, 2.47%, 4/02/15	South Korea	43,700,000	KRW	39,410
Korea Treasury Bond, senior note,
3.25%, 6/10/15	South Korea	42,100,000	KRW	38,075
2.75%, 12/10/15	South Korea	899,200,000	KRW	816,867
3.00%, 12/10/16	South Korea	1,000,000,000	KRW	921,016
Total Foreign Government and Agency Securities
(Cost $4,391,388)				4,061,572
Asset-Backed Securities and Commercial
Mortgage-Backed Securities 10.4%
Banks 5.8%
Banc of America Commercial Mortgage Trust, 2006-4, AJ, 5.695%,
7/10/46	United States	1,610,000		1,658,284
[e]Bear Stearns Adjustable Rate Mortgage Trust, 2004-4, A6, FRN, 3.517%,
6/25/34	United States	1,005,016		1,022,272
Bear Stearns Commercial Mortgage Securities Inc.,
[e]2006-PW11, AJ, FRN, 5.605%, 3/11/39	United States	1,750,000		1,795,054
[e]2006-PW12, AJ, FRN, 5.751%, 9/11/38	United States	1,500,000		1,541,656
2006-PW13, AJ, 5.611%, 9/11/41	United States	1,820,000		1,875,661

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FRANKLIN LIMITED DURATION INCOME TRUST
STATEMENT OF INVESTMENTS

		Principal
	Country	Amount*	Value
Asset-Backed Securities and Commercial
Mortgage-Backed Securities (continued)
Banks (continued)
Citigroup Commercial Mortgage Trust,
2006-C5, AJ, 5.482%, 10/15/49	United States	894,000	$890,437
[e]2007-C6, AM, FRN, 5.706%, 6/10/17	United States	1,520,000	1,620,911
[e]Citigroup/Deutsche Bank Commercial Mortgage Trust, 2006-CD3, AJ, FRN,
5.688%, 10/15/48	United States	1,300,000	1,267,337
Greenwich Capital Commercial Funding Corp.,
[e]2006-GG7, AJ, FRN, 5.82%, 7/10/38	United States	1,590,000	1,629,209
2007-GG9, AM, 5.475%, 3/10/39	United States	1,430,000	1,509,834
JP Morgan Chase Commercial Mortgage Securities Trust,
2006-CB17, AM, 5.464%, 12/12/43	United States	380,000	393,292
[e]2006-LDP7, AJ, FRN, 5.873%, 4/15/45	United States	2,000,000	2,013,560
[e]Merrill Lynch Mortgage Investors Trust,
2003-OPT1, B2, FRN, 4.299%, 7/25/34	United States	33,301	13,700
2005-A6, 2A3, FRN, 0.554%, 8/25/35	United States	540,000	502,762
[e]Merrill Lynch Mortgage Trust, 2005-CKI1, AJ, FRN, 5.282%, 11/12/37	United States	1,825,000	1,861,181
[e]Morgan Stanley ABS Capital I Inc. Trust, 2003-NC10, B1, FRN, 5.124%,
10/25/33	United States	350,442	260,384
[e]Morgan Stanley Capital I Trust,
2006-HQ8, AJ, FRN, 5.497%, 3/12/44	United States	110,000	112,564
2007-IQ16, AMA, FRN, 6.094%, 12/12/49	United States	645,000	702,499
Wells Fargo Mortgage Backed Securities Trust,
[e]2004-W, A9, FRN, 2.616%, 11/25/34	United States	448,011	456,076
2007-3, 3A1, 5.50%, 4/25/37	United States	208,568	215,810
			21,342,483
Diversified Financials 4.6%
[c,e]ARES CLO Funds, 2007-12A, B, 144A, FRN, 1.262%, 11/25/20	United States	530,000	526,661
[e,i]Argent Securities Inc., 2003-W5, M4, FRN, 5.799%, 10/25/33	United States	493,113	492,065
[c,e]Atrium CDO Corp., 10A, C, 144A, FRN, 2.854%, 7/16/25	United States	920,000	903,974
[c,e]Atrium XI, 11A, C, 144A, FRN, 3.435%, 10/23/25	Cayman Islands	910,000	914,286
[c,e]BCAP LLC Trust, 2009-RR1, 2A2, 144A, FRN, 2.615%, 5/26/35	United States	1,600,000	1,603,752
[c,e]Catamaran CLO Ltd., 2013-1A, C, 144A, FRN, 2.856%, 1/27/25	Cayman Islands	750,000	724,582
[c,e]Cent CDO Ltd., 2007-15A, A2B, 144A, FRN, 0.607%, 3/11/21	United States	457,000	433,707
[c,e]Cent CLO LP, 2013-17A, D, 144A, FRN, 3.255%, 1/30/25	Cayman Islands	392,157	390,953
[e]Chase Funding Mortgage Loan Asset-Backed Certificates, 2004-2, 2A2,
FRN, 0.674%, 2/25/35	United States	493,412	432,816
[c,e]CIFC Funding Ltd., 2007-3A, A1J, 144A, FRN, 0.656%, 7/26/21	United States	640,000	625,293
[c,e]ColumbusNova CLO Ltd., 2007-2A, A2, 144A, FRN, 1.253%,
10/15/21	United States	310,000	303,530
[c,e]CT CDO IV Ltd., 2006-4A, A1, 144A, FRN, 0.486%, 10/20/43	United States	873,670	870,268
[c,e]Eaton Vance CDO Ltd., 2014-1A,
A, 144A, FRN, 1.703%, 7/15/26	Cayman Islands	1,000,000	997,800
B, 144A, FRN, 2.303%, 7/15/26	United States	400,000	398,576
C, 144A, FRN, 3.253%, 7/15/26	United States	170,000	169,113
[c,e]Gleneagles CLO Ltd., 2005-1A, A2, 144A, FRN, 0.655%, 11/01/17	United States	1,000,000	995,440
[e]Impac Secured Assets Trust, 2007-2, FRN, 0.424%, 4/25/37	United States	496,459	459,910
[c,e]ING Investment Management CLO Ltd.,
2013-1A, B, 144A, FRN, 3.153%, 4/15/24	Cayman Islands	180,000	179,888
2013-1A, C, 144A, FRN, 3.753%, 4/15/24	Cayman Islands	450,000	438,007
2013-2A, B, 144A, FRN, 2.936%, 4/25/25	United States	1,000,000	987,000
[e]MortgageIT Trust, 2004-1, A2, FRN, 1.074%, 11/25/34	United States	612,853	593,749

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FRANKLIN LIMITED DURATION INCOME TRUST
STATEMENT OF INVESTMENTS

		Principal
	Country	Amount*		Value
Asset-Backed Securities and Commercial
Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[e]Opteum Mortgage Acceptance Corp. Trust, 2005-4, 1APT, FRN, 0.484%,
11/25/35	United States	892,599		$843,455
[e,i]Option One Mortgage Loan Trust, 2003-6, M5, FRN, 5.124%, 11/25/33	United States	193,598		117,839
[e]Structured Asset Investment Loan Trust, 2003-BC2, M3, FRN, 5.049%,
4/25/33	United States	13,987		7,252
[e]Structured Asset Securities Corp., 2005-2XS, 2A2, FRN, 1.672%,
2/25/35	United States	549,685		531,800
[e,j]Talisman 6 Finance, Reg S, FRN, 0.251%, 10/22/16	Germany	499,920	EUR	531,541
[e]Thornburg Mortgage Securities Trust, 2005-1, A3, FRN, 2.234%,
4/25/45	United States	1,282,427		1,291,855
[c,e]Westchester CLO Ltd., 2007-1A, A1A, 144A, FRN, 0.48%, 8/01/22	United States	478,145		472,976
				17,238,088
Total Asset-Backed Securities and Commercial
Mortgage-Backed Securities (Cost $37,597,813)				38,580,571
Mortgage-Backed Securities 32.0%
[e]Federal Home Loan Mortgage Corp. (FHLMC) Adjustable
Rate 0.1%
FHLMC, 2.452%, 5/01/34	United States	279,065		296,665
Federal Home Loan Mortgage Corp. (FHLMC) Fixed
Rate 4.2%
FHLMC Gold 15 Year, 5.00%, 12/01/23	United States	1,112,673		1,210,555
FHLMC Gold 15 Year, 5.50%, 7/01/19	United States	28,519		30,468
FHLMC Gold 30 Year, 3.50%, 5/01/42 - 10/01/43	United States	1,536,587		1,619,542
[g]FHLMC Gold 30 Year, 3.50%, 4/01/45	United States	8,000,000		8,384,844
FHLMC Gold 30 Year, 4.50%, 9/01/39 - 4/01/40	United States	471,083		513,873
FHLMC Gold 30 Year, 5.00%, 11/01/38	United States	652,105		722,356
FHLMC Gold 30 Year, 6.00%, 7/01/28 - 11/01/36	United States	1,205,737		1,377,062
FHLMC Gold 30 Year, 6.50%, 8/01/27 - 3/01/38	United States	637,283		749,990
FHLMC Gold 30 Year, 7.00%, 9/01/27	United States	168,391		186,265
FHLMC Gold 30 Year, 8.00%, 1/01/31	United States	30,417		35,850
FHLMC Gold 30 Year, 8.50%, 7/01/31	United States	532,188		657,661
				15,488,466
[e]Federal National Mortgage Association (FNMA) Adjustable
Rate 0.3%
FNMA, 1.79% - 1.975%, 6/01/32 - 7/01/34	United States	927,828		984,715
Federal National Mortgage Association (FNMA) Fixed
Rate 22.3%
FNMA 15 Year, 2.50%, 8/01/29 - 3/01/30	United States	3,646,783		3,750,479
[g]FNMA 15 Year, 2.50%, 4/15/30	United States	8,000,000		8,216,875
FNMA 15 Year, 3.00%, 8/01/27	United States	21,862		22,963
[g]FNMA 15 Year, 3.00%, 4/01/30	United States	11,775,000		12,344,431
[g]FNMA 15 Year, 3.50%, 1/01/26 - 4/01/30	United States	504,390		535,261
FNMA 15 Year, 5.50%, 7/01/20	United States	468,567		501,296
FNMA 15 Year, 6.00%, 6/01/17	United States	16		16
FNMA 15 Year, 6.50%, 7/01/20	United States	3,800		3,947
FNMA 30 Year, 2.50%, 1/01/30	United States	1,021,612		1,050,635
FNMA 30 Year, 3.00%, 9/01/32 - 4/01/43	United States	2,691,869		2,765,363
[g]FNMA 30 Year, 3.50%, 4/01/45	United States	26,900,000		28,255,508
FNMA 30 Year, 4.00%, 12/01/40 - 2/01/41	United States	3,172,422		3,401,623

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FRANKLIN LIMITED DURATION INCOME TRUST
STATEMENT OF INVESTMENTS

		Principal
	Country	Amount*	Value
Mortgage-Backed Securities (continued)
Federal National Mortgage Association (FNMA) Fixed
Rate (continued)
[g]FNMA 30 Year, 4.00%, 4/01/45	United States	15,715,000	$16,804,001
FNMA 30 Year, 5.00%, 5/01/38 - 7/01/39	United States	1,454,317	1,617,763
FNMA 30 Year, 5.50%, 6/01/37	United States	990,881	1,115,165
FNMA 30 Year, 6.00%, 4/01/33 - 6/01/38	United States	1,838,821	2,102,164
FNMA 30 Year, 6.50%, 8/01/32	United States	229,785	270,164
FNMA 30 Year, 7.00%, 9/01/18	United States	42,040	44,523
FNMA 30 Year, 8.00%, 10/01/29	United States	95,750	107,136
FNMA 30 Year, 8.50%, 8/01/26	United States	188,185	205,401
			83,114,714
Government National Mortgage Association (GNMA) Fixed
Rate 5.1%
GNMA I SF 30 Year, 6.50%, 6/15/31 - 12/15/33	United States	516,301	595,251
GNMA II SF 30 Year, 3.50%, 6/20/42 - 1/20/45	United States	2,368,243	2,498,264
[g]GNMA II SF 30 Year, 3.50%, 4/01/45	United States	14,900,000	15,679,340
GNMA II SF 30 Year, 7.00%, 1/20/24 - 1/20/29	United States	67,094	78,264
GNMA II SF 30 Year, 8.00%, 1/20/28 - 10/20/31	United States	162,108	201,464
			19,052,583
Total Mortgage-Backed Securities
(Cost $117,022,180)			118,937,143
Municipal Bonds 1.2%
Metropolitan St. Louis Sewer District Wastewater System Revenue,
Series B, 4.00%, 5/01/19	United States	1,000,000	1,112,790
New York Thruway Authority General Junior Indebtedness Obligations
Revenue, Series A, 5.00%, 5/01/19	United States	1,000,000	1,140,630
Tobacco Settlement Financing Corp. Revenue, Asset-Backed, State
Contingency Contract Secured, Refunding, Series B, 5.00%,
6/01/20	United States	1,000,000	1,007,280
Triborough Bridge and Tunnel Authority Revenues, Refunding,
Sub Series D-1, 2.885%, 11/15/19	United States	1,000,000	1,037,420
Total Municipal Bonds (Cost $4,211,357)			4,298,120
		Shares
Litigation Trusts (Cost $—) 0.0%
Materials 0.0%
[a,k]NewPage Corp., Litigation Trust	United States	1,500,000	—
Total Investments before Short Term Investments
(Cost $540,887,178)			539,202,943
Short Term Investments (Cost $12,015,598) 3.2%
Money Market Funds 3.2%
[a,l]Institutional Fiduciary Trust Money Market Portfolio	United States	12,015,598	12,015,598
Total Investments (Cost $552,902,776) 148.1%			551,218,541
Preferred Shares (24.2)%			(90,000,000)
Other Assets, less Liabilities (24.0)%			(89,138,512)
Net Assets 100.0%			$372,080,029

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STATEMENT OF INVESTMENTS

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bPerpetual security with no stated maturity date.
cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of
Trustees. At March 31, 2015, the aggregate value of these securities was $98,389,789, representing 26.44% of net assets.
dSee Note 8 regarding defaulted securities.
eThe coupon rate shown represents the rate at period end.
fIncome may be received in additional securities and/or cash.
gA portion or all of the security purchased on a when-issued, delayed delivery, or to-be-announced (TBA) basis. See Note 1(c).
hSee Note 1(g) regarding senior floating rate interests.
iThe bond pays interest and/or principal based upon the issuer’s ability to pay, which may be less than the stated interest rate or principal paydown.
jSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemp-
tion from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At March 31, 2015, the value of this security was
$531,541, representing 0.14% of net assets.
kSecurity has been deemed illiquid because it may not be able to be sold within seven days.
lSee Note 4(c) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

At March 31 2015, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
Euro	DBAB	Buy	210,898	$221,126	5/07/15	$5,777	$—
Euro	DBAB	Sell	210,898	282,825	5/07/15	55,921	—
Euro	JPHQ	Sell	105,568	141,459	5/07/15	27,879	—
Euro	DBAB	Buy	414,358	441,389	6/18/15	4,679	—
Euro	DBAB	Sell	427,447	535,079	6/18/15	74,920	—
Euro	JPHQ	Sell	78,316	98,488	6/18/15	14,178	—
Japanese Yen	DBAB	Sell	718,475,000	6,137,952	6/18/15	144,717	(3,314)
Japanese Yen	JPHQ	Sell	180,180,000	1,653,412	6/18/15	149,591	—
Euro	DBAB	Sell	2,621	3,131	7/23/15	307	—
Japanese Yen	DBAB	Sell	180,410,000	1,519,268	7/23/15	12,637	—
Euro	DBAB	Sell	1,839,668	2,103,036	8/27/15	120,236	—
Japanese Yen	DBAB	Sell	171,860,000	1,467,384	8/27/15	31,301	—
Japanese Yen	HSBC	Sell	28,600,000	244,367	8/27/15	5,382	—
Japanese Yen	JPHQ	Sell	60,500,000	516,934	8/27/15	11,388	—
Euro	DBAB	Sell	706,386	803,020	9/17/15	41,399	—
Japanese Yen	DBAB	Sell	585,933,750	4,930,356	9/17/15	35,481	(3,010)
Japanese Yen	HSBC	Sell	32,110,000	270,890	9/17/15	2,479	—
Japanese Yen	JPHQ	Sell	94,170,000	794,207	9/17/15	7,031	—
Unrealized appreciation (depreciation)						745,303	(6,324)
Net unrealized appreciation (depreciation)						$738,979

[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Abbreviations on page 35.
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FRANKLIN LIMITED DURATION INCOME TRUST

Financial Statements

Statement of Assets and Liabilities
March 31, 2015

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$540,887,178
Cost - Sweep Money Fund (Note 4c)	12,015,598
Total cost of investments	$552,902,776
Value - Unaffiliated issuers	$539,202,943
Value - Sweep Money Fund (Note 4c)	12,015,598
Total value of investments	551,218,541
Cash	900,703
Restricted cash (Note 1e)	710,000
Foreign currency, at value (cost $860,533)	862,414
Receivables:
Investment securities sold	6,070,295
Interest	4,707,842
Unrealized appreciation on forward exchange contracts	745,303
Total assets	565,215,098
Liabilities:
Payables:
Investment securities purchased	100,236,470
Management fees	327,968
Distributions to common shareholders	1,663,810
Distributions to preferred shareholders	11,422
Due to brokers	760,000
Unrealized depreciation on forward exchange contracts	6,324
Accrued expenses and other liabilities	129,075
Total liabilities	103,135,069
Preferred shares at redemption value [$25,000 liquidation preference per share (3,600 shares outstanding)] (Note 3)	90,000,000
Net assets applicable to common shares	$372,080,029
Net assets applicable to common shares consist of:
Paid-in capital	$381,377,452
Undistributed net investment income	148,402
Net unrealized appreciation (depreciation)	(962,916)
Accumulated net realized gain (loss)	(8,482,909)
Net assets applicable to common shares	$372,080,029
Common shares outstanding	26,835,650
Net asset value per common share	$13.87

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FRANKLIN LIMITED DURATION INCOME TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the year ended March 31, 2015

Investment income:
Interest	$23,853,705
Expenses:
Management fees (Note 4a)	3,919,456
Transfer agent fees	75,201
Custodian fees (Note 5)	8,188
Reports to shareholders	37,535
Registration and filing fees	24,991
Professional fees	86,842
Trustees’ fees and expenses	22,402
Auction agent fees and expenses	45,012
Other	106,405
Total expenses	4,326,032
Expense reductions (Note 5)	(475)
Expenses waived/paid by affiliates (Note 4c)	(12,206)
Net expenses	4,313,351
Net investment income	19,540,354
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	4,646,269
Foreign currency transactions	2,678,513
Swap contracts	183,056
Net realized gain (loss)	7,507,838
Net change in unrealized appreciation (depreciation) on:
Investments	(17,493,288)
Translation of other assets and liabilities denominated in foreign currencies	794,448
Net change in unrealized appreciation (depreciation)	(16,698,840)
Net realized and unrealized gain (loss)	(9,191,002)
Net increase (decrease) in net assets resulting from operations	10,349,352
Distributions to preferred shareholders from net investment income	(1,491,134)
Net increase (decrease) in net assets applicable to common shares resulting from operations	$8,858,218

26 | Annual Report | The accompanying notes are an integral part of these financial statements.

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FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended March 31,
	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$19,540,354	$21,575,571
Net realized gain (loss) from investments, foreign currency transactions and swap contracts	7,507,838	5,510,114
Net change in unrealized appreciation (depreciation) on investments and translation of other assets
and liabilities denominated in foreign currencies	(16,698,840)	(374,750)
Distribution to preferred shareholders from net investment income	(1,491,134)	(1,498,482)
Net increase (decrease) in net assets applicable to common shares resulting from operations	8,858,218	25,212,453
Distributions to common shareholders from net investment income	(22,166,247)	(23,508,029)
Capital share transactions from reinvestment of distributions (Note 2)	—	52,099
Net increase (decrease) in net assets	(13,308,029)	1,756,523
Net assets applicable to common shares:
Beginning of year	385,388,058	383,631,535
End of year	$372,080,029	$385,388,058
Undistributed net investment income included in net assets:
End of year	$148,402	$152,058

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FRANKLIN LIMITED DURATION INCOME TRUST

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Limited Duration Income Trust (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a closed-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP).

Effective June 30, 2014, the Franklin Templeton Limited Duration Income Trust was renamed the Franklin Limited Duration Income Trust.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing NAV.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Certain derivative financial instruments (derivatives) trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

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NOTES TO FINANCIAL STATEMENTS

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-Issued, Delayed Delivery and TBA Basis

The Fund purchases securities on a when-issued, delayed delivery, and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities and collateral has been pledged and/or received for open TBA trades.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counter-party under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable counterparty if the total net exposure of all OTC derivatives

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FRANKLIN LIMITED DURATION INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

d. Derivative Financial Instruments (continued)

with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the fund or the counterparty within a few business days. Collateral pledged and/or received by the fund, if any, is held in segregated accounts with the fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

At March 31, 2015, the Fund received $303,364 in U.S. Treasury Notes as collateral for derivatives.

The Fund entered into forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (“OTC credit default swaps”) or may be executed in a multilateral trade facility platform, such as a registered exchange (“centrally cleared credit default swaps”). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, or a tranche of a credit index. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Payments received or paid to initiate a credit default swap contract are reflected in the Statement of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments are amortized over the term of the contract as a realized gain or loss in the Statement of Operations.

See Note 9 regarding other derivative information.

e. Restricted Cash

At March 31, 2015, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the counterparty broker and is reflected in the Statement of Assets and Liabilities.

f. Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

The Fund is investing in mortgage dollar rolls as an alternate form of leverage. As a result, the mortgage dollar rolls are considered indebtedness or a “senior security” for purposes of the asset coverage requirements under the 1940 Act.

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NOTES TO FINANCIAL STATEMENTS

g. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

h. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of March 31, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

i. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded as an adjustment to interest income. Facility fees are recognized as income over the expected term of the loan. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

j. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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FRANKLIN LIMITED DURATION INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest

At March 31, 2015, there were an unlimited number of shares authorized (without par value).

During the year ended March 31, 2015, there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market. During the year ended March 31, 2014, there were 3,618 shares issued for $52,099 from reinvested distributions.

3. Auction Rate Preferred Shares

The Fund has outstanding 1,200 Preferred Shares Series M, 1,200 Preferred Shares Series W and 1,200 Preferred Shares Series F, each with a $25,000 liquidation preference totaling $90,000,000. Preferred Shares are senior to common shares and the Fund will not declare or pay any dividend on the common shares unless the Fund has declared or paid full cumulative dividends on the Preferred Shares through the most recent dividend date. Dividends to preferred shareholders are cumulative and are declared weekly, at rates established through an auction process. The weekly auctions for Series M, W and F have all failed during the year ended March 31, 2015; consequently, the dividend rate paid on the Preferred Shares has moved to the maximum rate as defined in the prospectus. During the year ended March 31, 2015, the dividends on Preferred Shares ranged from 1.617% to 1.644%.

The Fund is required to maintain, on a weekly basis, a specified discounted value of its portfolio in compliance with guidelines established by Fitch Ratings and Moody’s Investor Services Inc., and is required to maintain asset coverage for the Preferred Shares of at least 200%.

The Preferred Shares are redeemable by the Fund at any time and are subject to mandatory redemption if the asset coverage or discounted value requirements are not met. During the year ended March 31, 2015, all requirements were met.

4. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers, and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager

a. Management Fees

The Fund pays an investment management fee to Advisers of 0.70% per year of the average daily managed assets. Managed assets are defined as the Fund’s gross asset value minus the sum of accrued liabilities, other than the liquidation value of the Preferred Shares and other financial leverage.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily managed assets, and is not an additional expense of the Fund.

c. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund. Prior to April 1, 2013, the waiver was accounted for as a reduction to management fees.

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NOTES TO FINANCIAL STATEMENTS

5. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended March 31, 2015, the custodian fees were reduced as noted in the Statement of Operations.

6. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At March 31, 2015, the Fund had capital loss carryforwards of $8,480,888 expiring in 2018. During the year ended March 31, 2015, the Fund utilized $3,391,802 of capital loss carryforwards. The tax character of distributions paid during the years ended March 31, 2015 and 2014, was as follows:

	2015	2014
Distributions paid from ordinary income	$23,657,381	$25,006,511

At March 31, 2015, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$553,391,707

Unrealized appreciation	$10,679,374
Unrealized depreciation	(12,852,540)
Net unrealized appreciation (depreciation)	$(2,173,166)

Distributable earnings – Undistributed ordinary income	$3,016,068

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions, mortgage dollar rolls, paydown losses and bond discounts and premiums.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended March 31, 2015, aggregated $1,589,394,070 and $1,586,103,456, respectively.

8. Credit Risk and Defaulted Securities

At March 31, 2015, the Fund had 72.14% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At March 31, 2015, the aggregate value of these securities was $2,428,000, representing 0.65% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Statement of Investments.

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FRANKLIN LIMITED DURATION INCOME TRUST
NOTES TO FINANCIAL STATEMENTS

9. Other Derivative Information

At March 31, 2015, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and		Statement of Assets and
Hedging Instruments	Liabilities Location	Fair Value	Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on		Unrealized depreciation on
	forward exchange contracts	$745,303	forward exchange contracts	$6,324

For the year ended March 31, 2015, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Change in
Unrealized
Derivative Contracts		Realized	Appreciation
Not Accounted for as		Gain (Loss)	(Depreciation)
Hedging Instruments	Statement of Operations Locations	for the Year	for the Year
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions / Net change in unrealized appreciation (depreciation) on translation
	of other assets and liabilities denominated in foreign currencies	$2,762,918	$819,427
Credit contracts	Net realized gain (loss) from swap contracts / Net change in
	unrealized appreciation (depreciation) on investments	183,056	(116,894)

For the year ended March 31, 2015, the average month end fair value of derivatives represented 0.42% of average month end net assets. The average month end number of open derivative contracts for the year was 41.

See Note 1(d) regarding derivative financial instruments.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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NOTES TO FINANCIAL STATEMENTS

A summary of inputs used as of March 31, 2015, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2		Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
Transportation	$—	$263,296		$—	$263,296
All Other Equity Investments[b]	10,186	—		—	10,186
Corporate Bonds	—	186,968,499		—	186,968,499
Senior Floating Rate Interests	—	186,083,556		—	186,083,556
Foreign Government and Agency Securities	—	4,061,572		—	4,061,572
Asset-Backed Securities and Commercial Mortgage-Backed Securities	—	38,580,571		—	38,580,571
Mortgage-Backed Securities	—	118,937,143		—	118,937,143
Municipal Bonds	—	4,298,120		—	4,298,120
Litigation Trust	—	—		—[c]	—[c]
Short Term Investments	12,015,598	—		—	12,015,598
Total Investments in Securities	$12,025,784	$539,192,757	$	—[c]	$551,218,541
Other Financial Instruments
Forward Exchange Contracts	$—	$745,303		$—	$745,303

Liabilities:
Other Financial Instruments
Forward Exchange Contracts	$—	$6,324		$—	$6,324

[a]Includes common and convertible preferred stocks.
[b]For detailed categories, see the accompanying Statement of Investments.
[c]Includes securities determined to have no value at March 31, 2015.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Counterparty		Currency		Selected Portfolio
DBAB Deutsche Bank AG		EUR	Euro	CDO Collateralized Debt Obligation
HSBC	HSBC Bank USA, N.A.	KRW	South Korean Won	CLO	Collateralized Loan Obligation
JPHQ	JP Morgan Chase & Co.	MYR	Malaysian Ringgit	FRN	Floating Rate Note
		PLN	Polish Zloty	L/C	Letter of Credit
				PIK	Payment-In-Kind
				SF	Single Family

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Limited Duration Income Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Limited Duration Income Trust (the “Fund”) at March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
May 15, 2015

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Tax Information (unaudited)

Under Section 871(k)(1)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $16,659,482 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended March 31, 2015.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves a three-year term until that person’s successor is elected and qualified.

Independent Board Members
			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 2003	138	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950)	Trustee	Since October	112	Avis Budget Group Inc. (car rental)
One Franklin Parkway		2014		(2007-present), Omnicom Group Inc.
San Mateo, CA 94403-1906				(advertising and marketing commu-
				nications services) (2011-present) and
				H.J. Heinz Company (processed foods
				and allied products) (1998-2006).
Principal Occupation During at Least the Past 5 Years:
Founding Partner and Senior Managing Director, Strategic Investment Group (investment management group) (1987-present); director of various companies; and formerly, Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Sam Ginn (1937)	Trustee	Since 2007	112	ICO Global Communications
One Franklin Parkway				(Holdings) Limited (satellite company)
San Mateo, CA 94403-1906				(2006-2010), Chevron Corporation
				(global energy company) (1989-2009),
				Hewlett-Packard Company (technology
				company) (1996-2002), Safeway, Inc.
				(grocery retailer) (1991-1998) and
				TransAmerica Corporation (insurance
				company) (1989-1999).

Principal Occupation During at Least the Past 5 Years:
Private investor; and formerly, Chairman, First Responder Network Authority (FirstNet) (interoperable wireless broadband network) (2012-2014);
Chairman of the Board, Vodafone AirTouch, PLC (wireless company) (1999-2000); Chairman of the Board and Chief Executive Officer, AirTouch
Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company) (1988-1994).

Edith E. Holiday (1952)	Trustee	Since 2005	138	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1993-present),
San Mateo, CA 94403-1906				RTI International Metals, Inc. (manu-
				facture and distribution of titanium)
				(1999-present), Canadian National
				Railway (railroad) (2001-present),
				White Mountains Insurance Group,
				Ltd. (holding company) (2004-present)
				and H.J. Heinz Company (processed
				foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

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Independent Board Members (continued)

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

J. Michael Luttig (1954)	Trustee	Since 2009	138	Boeing Capital Corporation (aircraft
One Franklin Parkway				financing) (2006-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Frank A. Olson (1932)	Trustee	Since 2005	138	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1998-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June-December 1987).

Larry D. Thompson (1945)	Trustee	Since 2007	138	Cbeyond, Inc. (business commu-
One Franklin Parkway				nications provider) (2010-2012),
San Mateo, CA 94403-1906				The Southern Company (energy
				company) (December 2014;
				previously 2010-2012) and Graham
				Holdings Company (education and
				media organization) (2011-present).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (January 2015;
previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo,
Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc.
(2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and
Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959)	Lead	Trustee since	112	None
One Franklin Parkway	Independent	2006 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
		Trustee since 2008

Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

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Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee and	Trustee since 2013 155		None
One Franklin Parkway	Vice President	and Vice President
San Mateo, CA 94403-1906		since 2003
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and Vice Chairman, Investment Company Institute.

**Rupert H. Johnson, Jr. (1940) Chairman of		Chairman of the	138	None
One Franklin Parkway	the Board,	Board since 2013,
San Mateo, CA 94403-1906	Trustee and	Trustee and Senior
	Senior Vice	Vice President
	President	since 2003

Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief Executive Since 2009		Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Products and Client Services, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin
Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962) President and		Since 2003	Not Applicable	Not Applicable
One Franklin Parkway	Chief Executive
San Mateo, CA 94403-1906	Officer –
Investment
Management

Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice
President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton
Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex.
These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that
Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc.
from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and experience, the
Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant
Securities and Exchange Commission Rules and Releases or the listing standards applicable to the Fund.

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Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 24, 2015, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Franklin Templeton Limited Duration Income Trust (Fund). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports on the Fund, information on its share price discount to net asset value, and other related financial information, as well as periodic reports on expenses, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared the Fund’s investment performance and expenses with those of other funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the FTI organization, as well as a memorandum relating to economies of scale. The Board also received a report on all marketing support payments made by FTI to financial intermediaries during the past year.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. Favorable consideration was given to management’s efforts and expenditures in establishing effective business continuity plans and developing strategies to address persistent cybersecurity threats. Additionally, the Board noted the Manager’s continued attention to pricing and valuation issues, particularly with respect to complex securities. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm, which also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of the level of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continual monitoring of counterparty credit risk and attention given to derivatives and other complex instruments including expanded collateralization requirements. The Board also took into account, among other things, the strong financial position of the Manager’s parent company and its commitment to the fund business as evidenced by its continued subsidization of money market funds.

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SHAREHOLDER INFORMATION

Board Review of Investment Management

Agreement (continued)

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper report furnished for the agreement renewal. The Lipper report prepared for the Fund showing its investment performance in comparison with a performance universe consisting of the Fund and all leveraged closed-end general bond funds as selected by Lipper during 2014 and for the previous 10 years ended December 31, 2014. Such report considered both income return and total return on a net asset value basis without regard to market discounts or premiums to accurately reflect investment performance. The Lipper report showed the Fund’s income return for 2014 to be in the lowest quintile of its performance universe and, for the previous annualized three, five- and 10-year periods, in each case to be in the second-lowest quintile of its performance universe. The Lipper report showed the Fund’s 2014 total return to be in the second-lowest performing quintile in such performance universe, and on an annualized basis to be in the second-lowest performing quintile of such universe for the previous three-year period, and the middle performing quintile of such universe for the previous five- and 10-year periods. In discussing such performance, management pointed out that it reflected the fact that the Lipper universe was composed of a mix of closed-end high yield corporate, investment-grade corporate and multi-sector fixed income funds that generally differed from the Fund’s primary asset classes and included only one fund with the limited duration investment mandate followed by the Fund. Management also noted that the Fund had consistently outperformed a customized benchmark it believed more accurately reflected the Fund’s asset classes. The Board took such explanation into account in finding the Fund’s overall performance as set forth in the Lipper report to be acceptable. In doing so, the Board noted that the Fund’s income and total returns for 2014, as shown in the Lipper report, were 6.21% and 2.70%, respectively, and that the Fund’s annualized income return in the previous three-, five- and 10-year periods in each case exceeded 6%, with its annualized total return being in excess of 6.9% for each of the previous three-, five- and 10-year periods.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of the Fund compared with a Lipper expense group consisting of the Fund and 10 other closed-end general bond funds as selected by Lipper. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee rate in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of contractual investment management fees. The results of such expense comparisons showed the Fund’s contractual investment management fee rate to be six basis points higher than the median of such expense group, but the Fund’s actual total expense ratio to be 22.9 basis points lower than the median of such group. The Board found the expenses of the Fund in comparison to its Lipper expense group to be acceptable.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2014, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary

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SHAREHOLDER INFORMATION

drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether the Manager realizes economies of scale as the Fund grows larger and the extent to which any such benefit is shared with the Fund and its shareholders. The Board believed that a Manager’s ability to realize economies of scale and the sharing of such benefit is a more relevant consideration in the case of an open-end fund whose size increases as a result of the continuous sale of its shares. A closed-end investment company such as the Fund does not continuously offer shares, and growth following its initial public offering will primarily result from market appreciation, which benefits its shareholders. While believing economies of scale to be less of a factor in the context of a closed-end fund, the Board believes at some point an increase in size may lead to economies of scale that should be shared with the Fund and its shareholders and intends to monitor future growth of the Fund accordingly.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Certifications

The Fund’s Chief Executive Officer – Finance and Administration is required by NYSE MKT’s Listing Standards to file annually with the Exchange a certification that she is not aware of any violation by the Fund of the Exchange’s Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund’s Chief Executive Officer – Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund’s Form N-CSR and Form N-CSRS (which include the Fund’s annual and semi-annual reports to shareholders) that are filed semiannually with the Commission. The Fund has filed such certifications with its Form N-CSRS for the six months ended September 30, 2014. Additionally, the Fund expects to file, on or about May 27, 2015, such certifications with its Form N-CSR for the year ended March 31, 2015.

franklintempleton.com

Annual Report

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Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $48,014 for the fiscal year ended March 31, 2015 and $47,556 for the fiscal year ended March 31, 2014.

(b)  Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $13,760 for the fiscal year ended March 31, 2015 and $13,760 for the fiscal year ended March 31, 2014. The services for which fees were paid include attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended March 31, 2015 and $6,930 for the fiscal year ended March 31, 2014.  The services for which these fees were paid included technical tax consultation for capital gain tax and withholding tax reporting for foreign governments and requirements on local country’s self-certification forms.

(d)  All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended March 31, 2015 and $115 for the fiscal year ended March 31, 2014.  The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended March 31, 2015 and $159,621 for the fiscal year ended March 31, 2014. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $13,760 for the fiscal year ended March 31, 2015 and $180,426 for the fiscal year ended March 31, 2014.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Members of the Audit Committee are: Mary C. Choksi, J. Michael Luttig, Larry D. Thompson and John B. Wilson.

Item 6. Schedule of Investments.          N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End

Management Investment Companies.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's investment manager, Franklin Advisers, Inc., in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

The investment manager has delegated its administrative duties with respect to the voting of proxies for equity securities to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the best interests of the Fund and its shareholders.

To assist it in analyzing proxies, the investment manager subscribes to Institutional Shareholder Services, Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, vote execution services,  ballot reconciliation services, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, the investment manager has a supplemental subscription to Egan Jones Proxy Services (Egan Jones), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although  analyses provided by ISS, Glass Lewis, Egan Jones, or another independent third party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from a Proxy Service or any third party to be determinative of the investment manager's ultimate decision.  Rather, the investment manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the best interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service; or send the proxy directly to the Fund's board or a committee of the board with the investment manager's recommendation regarding the vote for approval.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from a Proxy Service relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund's board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d) (1) (E), (F), or (G) of the 1940 Act, the rules thereunder, or pursuant to a SEC exemptive order thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the underlying fund’s shares.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company's management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Investment manager’s proxy voting policies and principles The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy and proposal will be considered based on the relevant facts and circumstances on a case-by-case basis.

Board of directors. The investment manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the investment manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents.

Ratification of auditors of portfolio companies. The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence. The investment manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management and director compensation. A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The investment manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-takeover mechanisms and related issues. The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting. The investment manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to capital structure. The investment manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and corporate restructuring. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental and Social Issues: The investment manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies” describes the investment manager’s approach to consideration of environmental, social and governance issues within the investment manager’s processes and ownership practices.

In the investment manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the investment manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, the investment manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues. The investment manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

The investment manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the investment manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.

Governance Matters: The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources. The investment manager will consider on a case-by-case basis any well-drafted and reasonable proposals for proxy access considering such factors as the size of the company, ownership thresholds and holding periods, responsiveness of management, intentions of the shareholder proponent, company performance, and shareholder base.

Global corporate governance. Many of the tenets discussed above are applied to the investment manager's proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the investment manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the investment manager held shares on the record date but has sold them prior to the meeting date; (vi) a proxy voting service is not offered by the custodian in the market; (vii) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

In some foreign jurisdictions, even if the investment manager uses reasonable efforts to vote a proxy on behalf of the Fund, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the investment manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the investment manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the investment manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.

The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954)527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of May 27, 2015 the portfolio managers of the Fund are as follows:

Roger A. Bayston, CFA, Christopher J. Molumphy, CFA, Eric G. Takaha, CFA, Glenn I. Voyles, CFA, Madeline Lam, Justin MA, CFA serve as the portfolio management team responsible for managing the Fund's portfolio investment. Each of them has experience managing Franklin mutual funds and private accounts.

Mr. Bayston has been a portfolio manager of the Fund since inception. He joined Franklin Templeton Investments in 1991.

Mr. Molumphy has been a portfolio manager of the Fund since inception. He joined Franklin Templeton Investments in 1988.

Mr. Takaha has been a portfolio manager of the Fund since inception. He joined Franklin Templeton Investments in 1989.

Mr. Voyles has been a portfolio manager of the Fund since 2006. He joined Franklin Templeton Investments in 1993.

Ms. Lam has been a portfolio manager of the Fund since 2013. She joined Franklin Templeton Investments in 1998.

Mr. Ma has been a portfolio manager of the Fund since 2013. He joined Franklin Templeton Investments in 2006.

CFA and Chartered Financial Analyst® are trademarks owned by CFA Institute.

(a)(2) This section reflects information about the portfolio managers as of the fiscal year ended March 31, 2015.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:

Name	Number of Other Registered Investment Companies Managed	Assets of Other Registered Investment Companies Managed (x $1 million)	Number of Other Pooled Investment Vehicles Managed[1]	Assets of Other Pooled Investment Vehicles Managed (x $1 million)[1]	Number of Other Accounts Managed[1]	Assets of Other Accounts Managed (x $1 million)[1]
Roger A. Bayston	9	18,484.5	4	3,190.2	1[2]	2,208.4
Madeline Lam	2	5,788.9	2	5,344.4	N/A	0
Justin Ma	2	5,788.9	2	5,344.4	N/A	0
Christopher J. Molumphy	8	24,554.6	5	3,512.8	3	271.8
Eric G. Takaha	6	16,303.2	11	6,453.8	17[2]	3,081.9
Glenn I. Voyles	1	278.8	1	519,260.7[3]	9	1,059.4

1.  The various pooled investment vehicles and accounts listed are managed by a team of investment professionals.  Accordingly, the individual manager listed would not be solely responsible for managing such listed amounts.

2.  Mr. Bayston manages other accounts with $2,208.4 in assets with a performance fee. Mr. Takaha manages other accounts with $33.4 in assets with a performance fee.

3.  Assets of Other Pooled Investment Vehicles Managed are in thousandth.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts.  The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation (as noted in the chart above, if any).  This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts.  The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund.  Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management.  As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest.  While the funds and the investment manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation.  The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals.  Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package.  Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary  Each portfolio manager is paid a base salary.

Annual bonus  Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%).  The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager.  The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•         Investment performance.  Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team.  The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•         Non-investment performance.  The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.

•         Responsibilities.  The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation  Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Ownership of Fund shares.  The investment manager has a policy of encouraging portfolio managers to invest in the funds they manage.  Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager.  The following is the dollar range of Fund shares beneficially owned by each portfolio manager (such amounts may change from time to time):

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Roger A. Bayston	None
Madeline Lam	None
Justin Ma	None
Christopher J. Molumphy	None
Eric G. Takaha	None
Glenn I. Voyles	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.    N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN LIMITED DURATION INCOME TRUST

By /s/ Laura F. Fergerson

 Laura F. Fergerson

 Chief Executive Officer – Finance and Administration

 Date May 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Laura F. Fergerson

 Laura F. Fergerson

 Chief Executive Officer – Finance and Administration

  Date May 27, 2015

By /s/ Gaston Gardey

Gaston Gardey

Chief Financial Officer and Chief Accounting Officer

 Date May 27, 2015